UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 6, 2020

REDWOOD GREEN CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-181259	82-5051728
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

866 Navajo St., Denver, CO	80204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-416-7208

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each Exchange on which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Resignation of Director

Effective as of April 6, 2020, Christopher Hansen resigned as a director of the Company. Mr. Hansen’s resignation was not a result of any disagreements with the Company.

(b) Election of Officer and Director

Effective as of April 6, 2020, the Board appointed Steven M. Hilton (age 62), a member of the Board. Currently, Mr. Hilton is the founder and principle advisor at Hilton Advisors, LLC (From January 2010 to Present). He was also the Managing Director for Mercury Public Affairs, a pubbblic affairs consultant from April 2018 until February 2020. From Septmber 2009 until September 2020 he was a Vice Present for public affairs at McDonald’s corporation. He has also held senior government positions in the White House and the U.S. Senate. Along with his professional experience, Steven has nonprofit board experience with The Washington D.C. Board of Advisors for the Salvation Army, Halcyon, and is a founding board member of Blue Star.

Mr. Hilton will perform the services and duties that are normally and customarily associated with the Board.

Steven Hilton is a solutions-focused Senior Executive and Consultant with more than 35 years of success across the food and beverage, military, government, legal, defense, technology, and pharmaceutical industries. Leveraging extensive experience in risk management from a strategic standpoint, he is a valuable advisor for an organization seeking to improve management of its non-financial business sectors. His broad areas of expertise include communications, crisis management, process optimization, international markets, regulatory affairs, and startups.

Mr. Hilton is also a 25-year military veteran, where he achieved the rank of Lieutenant Colonel in the U.S. Army Reserve.

Mr. Hilton is a graduate of Princeton University, the Army’s Command and General Staff College, and received his J.D. from Georgetown University Law Center.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Redwood Green Corp.

/s/ Michael Saxon
Michael Saxon
CEO

Date: April 13, 2020

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